                                                                    EXHIBIT 10.0

                      VENTURI TECHNOLOGY ENTERPRISES, INC.
                              A Nevada corporation

                             DUAL STOCK OPTION PLAN

                      (Incentive and Non-Statutory Options)


                  1.       Preamble.

                  In July 1996, Venturi Technologies, Inc., a Texas corporation ("Venturi"), adopted a stock option plan to enhance the incentive of Venturi's key employees, officers, directors and consultants to increase the success of Venturi by giving them an ownership interest in Venturi, and to give them an incentive to continue their service to Venturi. The Board of Directors of Venturi allocated 2,000,000 shares of Venturi's no par value common stock to the plan. The Board of Directors of Venturi granted several stock options under the plan.

                  Venturi Technology Enterprises, Inc. (The "Company") is a Nevada corporation that was created for the purpose of merging with Venturi. On or about July 1, 1997, the Company merged with Venturi through a stock for stock exchange. Pursuant to the stock for stock exchange, all shareholders of Venturi became shareholders of the Company. The Company now desires to create a stock option plan identical to the stock option plan previously adopted by Venturi, and to grant stock options under the Company's plan to recipients of stock options under Venturi's plan that are identical to the stock options granted under Venturi's plan. Attached hereto as Exhibit "A" is a list of all of Venturi's outstanding stock options that are intended to be replaced by stock options under the Company's plan.

                  The Company's Stock Option Plan (the "Plan") consists of two autonomous, separately administered programs: the "Employee Program" and the "Consultant Program." The Employee Program is for all key employees (including employees who are also directors of the Company or its subsidiaries). The Consultant Program is for all consultants (including directors who are not also employees of the Company). Stock Options granted under the Employee Program are intended to be Incentive Stock Options as defined in Section 422 of the 1986 Internal Revenue Code, as amended (the "Code"), and Stock Options granted under the Consultant Program are intended to be Non-Statutory Stock Options.

                  2.       Stock Subject to Plan

                  The Company shall reserve 2,000,000 shares of its no par value common stock (the "Shares") to be issued upon exercise of the options which may be granted from time to time under this Plan. Of these shares, 1,500,000 shares shall be allocated to the Employee Program and 500,000 shares shall be allocated to the Consultant Program. As it may from time to time determine, the Board of Directors of the Company (the "Board") may authorize that the Shares may be comprised, in whole or in part, of authorized but unissued shares of the common stock of the Company or of issued shares which have been reacquired. If options granted under the Plan terminate or expire before being exercised in whole or in part, the Shares subject to those options which have not been issued may be the subject of subsequent options granted under the Plan.

                  The Company does not presently intend to register the Plan or the Shares with the Securities and Exchange Commission, and there is no assurance that the Shares issued upon exercise of an option will ever be registered or qualified under any federal or state securities law, nor is there any assurance that any market will ever exist for the Shares issued upon exercise of an option.

                  3.       Administration of the Plan

                  The Board shall appoint a Stock Option Committee (hereinafter called the "Committee") which shall consist of not less than two (2) members of the Board, and which, at the election of the Board, may consist of the entire Board, to administer the Employee Program. The full Board shall administer the Consultant Program. Subject to the express provisions of the Plan and guidelines which may be adopted from time to time by the Board, the Committee shall have plenary authority in its discretion (a) to determine the individuals to whom, and the time at which, options are granted, and the number and purchase price of the Shares subject to each option; (b) to determine whether the options granted shall be Incentive Stock Options within the meaning of the Code, or Non-statutory Stock Options; (c) to interpret the Plan and prescribe, amend and rescind rules and regulations relating to it; (d) to determine the terms and provisions (and amendments thereof) of the respective option agreements subject to Section 6 of the Plan, which need not be identical, including, if the Committee shall determine that a particular option is to be an Incentive Stock Option, such terms and provisions (and amendments thereof) as the Committee deems necessary to provide for an Incentive Stock Option or to conform to any change in any law, regulation, ruling or interpretation applicable to Incentive Stock Options; and (e) to make any and all determinations which the Committee deems necessary or advisable in administering the Plan. The Committee's determination on the foregoing matters shall be conclusive. No Member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any award thereunder.

                  4.       Persons Eligible.

                  Under the Employee Program, the Committee may grant Incentive or Non-statutory Stock Options to executive officers and other key employees of the Company or its subsidiaries who occupy responsible managerial or professional positions and who have the capability of making a substantial contribution to the success of the Company or its subsidiaries. In making this selection and in determining the form and amount of awards, the Committee shall consider any factors deemed relevant, including the individual's functions, responsibilities, value of services to the Company or its subsidiaries, and past and potential contributions to the Company's or its subsidiaries' profitability and sound growth.

                  Under the Consultant Program, the Board may grant Non-statutory Stock Options to consultants (including directors) of the Company or its subsidiaries and may grant Incentive Stock Options to key employees of the Company or its subsidiaries who are also directors. For this purpose, "employee" shall conform to the requirements of Section 422 of the Code.

                  The aggregate fair market value (determined as of the time the option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year (under all incentive stock option plans of the Company or its subsidiaries) shall not exceed $100,000.

                  5.       Changes in Capital Structure

                  In the event of changes in the outstanding capital stock of the Company by reason of any stock dividend, stock split or reverse split, reclassification, recapitalization, merger, consolidation, reorganization or liquidation, the Committee and/or the Board may make such adjustments in (a) the aggregate number and class of shares available under the Plan; (b) the number and class of shares to which optionees will thereafter be entitled upon exercise of their options; and (c) the price which optionees shall be required to pay upon such exercise; as it deems appropriate, and such determination shall be final, binding and conclusive.

                  In the event of any merger of the Company (except with a subsidiary) or any acquisition of 80 percent or more of its gross assets or stock, or any reorganization or liquidation of the Company (an "Event"), the Board shall make arrangements (the "Arrangements") which shall be binding upon the holders of unexpired options then outstanding under this Plan (d) for the substitution of new options for any portion of such unexpired options; (e) for the assumption of any portion of such unexpired options by any successor to the Company; (f) for the acceleration of the expiration date of any portion of such unexpired options to a date not earlier than thirty (30) days after notice to the optionee; or (g) for the cancellation of such portion of unexpired options in exchange for the payment by any successor to the Company of deferred compensation to the optionee in an amount equal to the difference between the fair market value of the Shares subject to such unexpired portion and the aggregate exercise price of the Shares under the terms of such unexpired portion on the date of the Event, in installments which correspond to the vesting schedule of the unexpired option.

                  Notwithstanding the foregoing, if an Event should occur, the Arrangements which the Board shall make to each portion of all outstanding unexercised options shall be limited to either (h) providing for the substitution of new options for such portion; (i) providing the holder of such portion with no less than thirty (30) days to exercise such portion in full; (j) causing any successor corporation to assume such portion in full; or (k) cancelling such portion and causing any successor corporation to pay deferred compensation to the holder of such portion at the time such portion would have become exercisable, in an amount equal to the difference between the fair market value of the Shares subject to the portion and the aggregate exercise price of the portion on the Date of the Event.

                  6.       Terms and Conditions of Options

                  Each option granted under this Plan shall be evidenced by a stock option agreement (an "Agreement") which is not inconsistent with the terms of this Plan, and the form of which the Committee and/or Board may from time to time determine, provided that the Agreement shall contain the substance of the following:

                           a. Option Price. The option price for Incentive Stock
                  Options shall be not less than 100% of the fair market value of the Shares at the time the option is granted, which shall be the date the Committee and/or Board, or its delegate, awards the grant. If the optionee, at the time the option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all the classes of stock of the Company or of its parent or subsidiaries (a "Principal Shareholder"), the option price of Incentive Stock Options shall be not less than 110% of the fair market value of the Shares at the time the option is granted. Determination of fair market value shall be made by the Board and/or Committee in good faith pursuant to the provisions of Section 422 of the Code and the regulations thereto. The option price for Non-statutory Options shall be as determined by the Board and/or Committee in its sole discretion.

                           b. Method of Exercise. At the time of purchase,
                  Shares purchased under options shall be paid for in full either (i) in cash; (ii) at the discretion of the Board, with a promissory note secured by the Shares purchased; (iii) at the discretion of the Committee and/or Board, with outstanding stock of the Company at such value as the Board shall determine in its sole discretion to be the fair market value of such stock; or (iv) a combination of promissory note (if permitted pursuant to (ii) above), stock (if permitted pursuant to (iii) above), and/or cash. To the extent that the right to purchase Shares has accrued under an option, the optionee may exercise said option from time to time by giving written notice to the Company stating the number of Shares with respect to which the optionee is exercising the option, and submitting with said notice payment of the full purchase price of said Shares either in cash or, at the discretion of the Board and/or Committee as described above, with a promissory note, outstanding stock of the Company, or a combination of cash, promissory note, and/or such stock. As soon as practicable after receiving such notice and payment, the Company shall issue or cause to be issued a certificate or certificates representing such Shares. The Shares so issued shall be out of authorized but unissued Shares or reacquired Shares of the Company's capital stock, as the Board and/or Committee, or its delegate, may elect. The time of such delivery of a certificate or certificates representing the Shares purchased may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with such procedures as may, in the opinion of counsel to the Company, be desirable in view of federal and state laws, including corporate securities laws and revenue and taxation laws. If the optionee (or other person entitled to exercise the option) fails to accept delivery of any or all of the number of Shares specified in such notice upon tender of delivery of the certificate or certificates representing them, the right to exercise the option with respect to such undelivered Shares may be terminated.

                           c. Option Term. The Committee and/or Board may grant
                  options for any term, but shall not grant any options for a term longer than ten (10) years from the date the option is granted (except in the case of an Incentive Stock Option granted to a Principal Shareholder in which case the term shall be no longer than five (5) years from the date the option is granted). Each option shall be subject to earlier termination as provided in this Section 6.

                           d. Exercise of Options. Each option granted under
                  this Plan shall be exercisable during such period and for such number of Shares as shall be determined by the Committee and/or Board as limited by the other provisions of this Plan.

                           e. Nonassignability of Option Rights. No option shall
                  be assignable or transferable by the optionee except by will or by the laws of descent and distribution. During the life of an optionee, the option shall be exercisable only by the optionee.

                           f. Effect of Termination of Employment or Death or
                  Disability. In the event the optionee's employment with the Company or its subsidiaries ceases during the optionee's life for any reason, including retirement, any Incentive Stock Option or unexercised portion thereof granted to an employee optionee which is otherwise exercisable, shall terminate unless exercised within a period of three (3) months after the date on which such employment ceased, but in no event later than the date of expiration of the option period. In the event of the death or disability (as defined in the Code) of the optionee while employed or within a period of three (3) months after the date on which such employment ceases, any option or unexercised portion thereof granted to the optionee, if otherwise exercisable by the optionee at the date of death or disability, may be exercised by the optionee or by the optionee's personal representatives, heirs or legatees at any time before the expiration of the earlier of the normal expiration of the option or one year from the date on which such employment ceased.

                           g. Rights of Optionee. An optionee shall have no
                  rights as a stockholder with respect to any Shares subject to an option until the date of issuance of a stock certificate or certificates to the optionee for such Shares. No adjustment shall be made for dividends or other rights of which the record date is prior to the date such stock certificate is issued. Neither this Plan, nor any action or agreement thereunder, shall confer any rights of continued employment, any rights to election or retention as an officer or director, or any rights to serve as a consultant.

                  7.       Use of Proceeds

                  The proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

                  8.       Amendment of Plan

                  The Board may at any time amend the Plan, provided that no amendment may affect any then outstanding options or any unexercised portions thereof, and provided further that any such amendment increasing the number of Shares reserved under the Plan, altering the employees or class of employee eligible to be granted incentive stock options under the Plan, or amending this
Section 8, shall be subject to shareholder approval.

                  9.       Effective Date and Termination of Plan

                  This Plan was adopted by the Board of Directors on July 1, 1997, and was approved by the holders of a majority of the shares of common stock of the Company on July 1, 1997. The Board of Directors of Venturi adopted its stock option plan on July __, 1996, and its shareholders approved the plan on July ___, 1996. The Board may terminate this Plan at any time. If not earlier terminated, the Plan shall terminate July ___, 2006. Termination of the Plan will not affect rights and obligations theretofore granted and then in effect.

                  This Plan, the granting of any option hereunder, and the issuance of stock upon the exercise of any option, shall be subject to such approval or other conditions as may be required or imposed by any regulatory authority having jurisdiction to issue regulations or rules with respect thereto, including, without limitation, the States of Texas (state of incorporation) or Utah (state of Company's principal place of business) and the Securities and Exchange Commission.